SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2004

Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On September 22, 2004, PhytoMedical Technologies, Inc. issued a news release to announce the formation of its Scientific Advisory Board. This news release, dated September 22, 2004, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Press Release dated September 22, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Indy Panchi

Indy Panchi

President and CEO

Date: September 27, 2004

EXHIBIT 99.1

PhytoMedical Announces Formation of Distinguished Scientific Advisory Board

Biochemistry and Human Nutrition Research Scientist, and Widely-Published Fitness Author with Biochemistry and Physiology Expertise to Guide Ongoing Research, Development, and Commercialization of Plant Derived Pharmaceutical and Nutraceutical Compounds

Vancouver, BC – September 22, 2004 - - PhytoMedical Technologies, Inc. (OTCBB: PYTO), a research based, development stage biopharmaceutical company specializing in the discovery, development and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds, today announced the formation of its Scientific Advisory Board.

Joining the PhytoMedical Scientific Advisory Board is Dr. Rajesh Mathur, Research Scientist at the University of British Columbia’s (UBC) Department of Anatomy, Cell Biology and Physiology, Division of Physiology.  Renowned as a biotechnology research and development leader among North America’s universities, UBC has placed first in the nation, and ahead of such institutions as Massachusetts Institute of Technology and Stanford University in US patents filed and start-ups formed per US$100 millions of research funding.

For over 25 years, Dr. Mathur has conducted extensive research in the fields of molecular and cellular biology and physiology, and holds science degrees in multiple disciplines, including: a Bachelor’s degree in Biology and Chemistry; a Master’s degree in Biochemistry & Human Nutrition; and a Doctorate in Biochemistry (Neurochemistry).

“We’re very fortunate to be able to leverage from Dr. Mathur’s decades of research experience which spans across three continents and includes some of the world’s leading research institutions,” states Mr. Indy Panchi, President and CEO of PhytoMedical Technologies.

Prior to his tenure at UBC, Dr. Mathur served as Senior Research Scientist and Project Manager at the Department of Cardiology, Internal Medicine at the Albert-Ludwig University of Freiburg, Germany; founded in 1457 and today recognized as one of Europe’s most active biotechnology research hubs.

While at the University of Freiburg, Dr. Mathur worked in collaboration with scientists at Brigham & Women's Hospital and Harvard Medical School in Boston, and was instrumental in the development of genetically-engineered ‘transgenic’ rabbit models of long QT syndrome, a form of arrhythmia and a leading cause of sudden cardiac deaths.

An extension of his efforts at the University of Freiburg, Dr. Mathur continues to actively research the functioning of cardiac potassium channels – critical genes in congenital cardiac and neuronal diseases - which he also studied while holding research faculty positions at the Department of Cardiology at Brigham & Women’s Hospital and Harvard Medical School in Boston.

Previously, Dr. Rajesh Mathur served as a Research Associate to Professor Fred Sigworth in the Department of Cellular and Molecular Physiology at Yale University.  Today, Dr. Sigworth is recognized among the world’s leading biophysicists and as a pioneer in the development of the highly innovative ‘patch-clamp’ technique, now routinely used to study ion channels, worldwide.

Also while at Yale University, Dr. Mathur worked in the Department of Human Genetics under the guidance of Professor Sherman Weissman, whose seminal contributions in developing techniques for human genome mapping and sequencing are widely recognized in academic and research communities.

Prior to his research efforts in the United States, Germany and Canada, Dr. Rajesh Mathur worked at South Asia’s renowned Department of Neurological Sciences at Christian Medical College & Hospital in Vellore (India), where he is credited with important contributions in furthering the understanding of glycoprotein metabolizing enzymes from the brain, which are involved in lysosomal storage disorders.  Lysosomal storage diseases are a group of approximately 40 diseases and occur in an estimated 1 in 5,000 live births, displaying considerable clinical and biochemical heterogeneity. The majority are inherited as autosomal recessive conditions.

“Dr. Mathur has a rich and rare blend of interdisciplinary approaches to understanding the pathophysiology of human diseases and drug development,” comments Mr. Indy Panchi, President of PhytoMedical.  “In particular, Dr. Mathur brings a broad based background in the fields of ion channels, electrophysiology, cell biology, molecular biology and gene mapping and expression techniques, neurochemistry and protein biochemistry – all critically important areas in PhytoMedical’s research efforts.”

Also joining the PhytoMedical Scientific Advisory Board is Mr. Robert Thoburn, pioneer of The Glucose Economy™ diet and a widely published author of numerous health and fitness books, exercise physiology articles, and a distinguished expert and lecturer on the development of lean muscle mass, weight loss, diet and glucose management.

With an Honors degree in Biochemistry and Physiology (B.Sc.), Mr. Thoburn has worked in product research and development, brand management and marketing with leading bodybuilding and weight loss supplement manufacturers, including MuscleTech Research and Development, Inc., developers of the world’s most widely recognized commercial weight-loss ‘fat burner’ product, HYDROXYCUT®.

Mr. Robert Thoburn brings valuable experience to PhytoMedical Technologies from his work at Prolab Sports Nutrition, a division of Natrol, Inc. (NASDAQ: NTOL), a diversified nutrition and sports fitness company with over 200 products in distribution, as well as his tenure at MET-Rx Engineered Nutrition®, SportPharma USA, Inc., and others.

In addition to numerous television, radio and media appearances, Mr. Thoburn has authored the No Mistakes Nutritional Guide with Mr. Vincent Andrich, a highly-regarded sports nutrition expert who has held executive positions with leading nutrition companies.

Also, Mr. Thoburn has worked with numerous publishers and health products companies, including: Anabolic Research Review; Beverly International Nutrition; Bio-Cell Technologies; GMP Laboratories; Ironman Magazine; Labrada Nutrition; Muscle & Fitness Magazine; Muscle Media 2000/Mile High Publishing; Nutrition Express; Olympian's News; Planet Muscle Magazine; Nutrition Tech USA; Swiss Diet; Technical Sourcing International (TSI); and Next Proteins International, developers of the world’s best-selling protein supplement, Designer Whey™.

“Mr. Thoburn brings a very deep knowledge-set and solid industry experience to our team,” states PhytoMedical President, Mr. Indy Panchi.  “In particular, Robert’s passion for translating basic scientific research into practical diet and exercise physiology applications for building lean muscle mass and reducing body fat is highly impressive and will most favorably contribute towards our efforts to further develop our flagship product, BDC03.”

About PhytoMedical Technologies, Inc.

Phytomedical Technologies, Inc. (Symbol: PYTO), together with its wholly owned subsidiary, is a research based biopharmaceutical company specializing in the discovery, development and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds.

An estimated 300 new drugs of world-wide importance, worth over $150 billion, still remain to be discovered amongst the 250,000 species of higher plants found on earth, of which less than 15% have been investigated for bioactive compounds. Presently, twenty of the best selling drugs come from natural sources and 25% of all prescription drugs contain active compounds originally derived from or patterned after compounds derived from plants.

Named BDC 03, PhytoMedical’s first plant derived compound has pharmacologically active elements that have been successful in reducing body fat percentage, increasing lean muscle mass and lowering cholesterol in animal studies.

The same compound, BDC 03, administered over a three month period to a healthy 45 year old male subject, resulted in a 5% reduction in body fat and a 15 pound gain in muscle mass, indicating that the additional weight had been preferentially shifted toward lean muscle – with no appreciable change in diet or exercise.

Additionally, the male subject did not experience any alterations in facial or body hair, exacerbation of acne or alterations in liver function tests, which are androgenic symptoms commonly experienced after treatment with anabolic steroids.

For obese or overweight individuals, BDC 03’s potential capacity to decrease the deposition of fat and lower cholesterol is a vitally important therapeutic outcome. However, its prospective ability to induce overall weight gain in the form of lean muscle mass may well be the difference between life and death for individuals suffering from cachexia.

Cachexia, which is characterized by dramatic weight loss, not only of fatty tissue, but also muscle tissue and bone, is among the most devastating and life-threatening aspects of AIDS and cancer. Once the body loses 30% of its lean muscle mass, major organs are affected, resulting in death.

Sadly, cachexia afflicts 25% of all AIDS patients and upwards of 90% of all advanced cancer patients.  In fact, half of all cancer related deaths are a result of cachexia, not the cancer itself.

For additional information, please visit www.phytomedical.com.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:

PhytoMedical Technologies, Inc.

Investor Relations

Phone: (800) 611-3388

Web Site: www.PhytoMedical.com